UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2017

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 6, 2017, Continental General Insurance Company (“CGI”), an indirect subsidiary of HC2 Holdings, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “SPA”) with Humana, Inc., a public company incorporated in Delaware (“Humana”). Pursuant to the SPA, CGI agreed to acquire Kanawha Insurance Company (“KIC”), Humana’s long-term care insurance subsidiary (the “KMG Acquisition”). The long-term care insurance business of KMG America Corporation (“KMG”) operates through its wholly owned subsidiary KIC.

The obligation of each party to consummate the KMG Acquisition is subject to customary closing conditions, including, among others, Humana furnishing certain audited financial statements of the business to be acquired, receipt of regulatory approvals by the South Carolina and Texas insurance departments, customary conditions relating to the accuracy of the other party’s representations and warranties (subject to certain materiality exceptions) and each party having performed in all material respects its obligations under the SPA.

In connection with the KMG Acquisition, the Company is furnishing this Current Report on Form 8-K in order to make publicly available certain historical financial information of the acquired business, as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) KMG financial statements as of December 31, 2016 and 2017 and for each of the three fiscal years in the period ended December 31, 2017, and the notes related thereto.

(b) Exhibits

Item No.	Description
2.1
Stock Purchase Agreement, dated as of November 6, 2017, by and between Humana, Inc. and Continental General Insurance Company (incorporated by reference to Exhibit 2.1 to HC2's Current Report on Form 8-K, filed on November 6, 2017) (File No. 001-35210)

23.1	Consent of PricewaterhouseCoopers LLP as independent auditor of KMG
99.1	KMG financial statements as of December 31, 2016 and 2017 and for each of the three fiscal years in the period ended December 31, 2017, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2018

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer